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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 13, 2006

                              --------------------

                         OIL STATES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 DELAWARE                                1-16337                            76-0476605
      (State or other jurisdiction                  (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                       Identification No.)


                               THREE ALLEN CENTER
                           333 CLAY STREET, SUITE 4620
                              HOUSTON, TEXAS 77002
                       (Address and zip code of principal
                               executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 652-0582


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

      On November 13, 2006, the Board of Directors, pursuant to a recommendation of its Compensation Committee, adopted a policy which changed the compensation of the Chairman of the Board of the Company. Under the revised policy, the Chairman is to receive, among other things, an annual retainer totaling $50,000 for the time served as Chairman. In addition, the policy provides that the Board Chairman is to receive other Compensation as a non-employee member of the Board of Directors.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits

Exhibit
Number        Description of Document
------        -----------------------

10.21         Non-Employee Director Compensation Summary - Oil States
              International, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 15, 2006

                                 OIL STATES INTERNATIONAL, INC.


                                 By:   /s/ Robert W. Hampton
                                    --------------------------------------------
                                    Name:  Robert W. Hampton
                                    Title: Senior Vice President Accounting and
                                           Corporate Secretary







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                                INDEX TO EXHIBITS

Exhibit
Number              Description of Document
-------             -----------------------

 10.21              Non-Employee Director Compensation Summary - Oil States
                    International, Inc.